SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                          JULIUS BAER INVESTMENT FUNDS
                         (FORMERLY BJB INVESTMENT FUNDS)

                   This Supplement is dated December 15, 1998.

        The Prospectus and Statement of Additional Information of the Julius Baer Investment Funds, each dated March 1, 1998, are hereby amended and supplemented as follows:
               --------------------------------------------------

TRUST NAME; FUND NAMES

        Effective July 1, 1998, the name of the BJB Investment Funds was changed to the Julius Baer Investment Funds (the "Trust"). At the same time, the name of each of the BJB International Equity Fund and the BJB Global Income Fund was changed to the Julius Baer International Equity Fund (the "Equity Fund") and the Julius Baer Global Income Fund (the "Income Fund"), respectively.

INVESTMENT ADVISER TO THE INCOME FUND

        Effective July 1, 1998, the Income Fund is managed by Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY"), which entity is also the investment adviser to the Equity Fund. Prior to July 1, 1998, the Income Fund was managed by Julius Baer Investment Management Inc. ("JBIM").

        Richard Pell, Chief Investment Officer and First Vice President of BJB-NY, is primarily responsible for management of the Income Fund's assets. Mr. Pell has been primarily responsible for management of the Equity Fund's assets since March 1995.

NEW INVESTMENT ADVISORY AGREEMENT

        A new Investment Advisory Agreement (the "New Agreement") with BJB-NY became effective July 1, 1998. The terms of the New Agreement are substantially identical to the terms of the previous Investment Advisory Agreement with JBIM, except for the effective date, the name of the investment adviser and certain language that was added to include the terms of the Servicing Agent Agreement previously in effect between BJB-NY and the Income Fund. The fees under the New Agreement remain the same as had been in effect prior to July 1, 1998. The New Agreement was approved by the Board of Trustees of the Trust on May 21, 1998 and by the shareholders of the Income Fund on June 29, 1998.

INVESTMENT OBJECTIVES AND POLICIES OF THE INCOME FUND

        In connection with the assumption by BJB-NY of the management of the Income Fund, the Board of Trustees of the Trust, at a meeting held on May 21, 1998, approved a change to the investment policies of the Income Fund to allow the Income Fund to invest in corporate bonds rated at the time of purchase "A'' or better by Moody's Investors Service, Inc. ("Moody's'') or Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P''). Previously the Income Fund was not permitted to invest in corporate bonds rated at the time of purchase below "Aa'' by Moody's or "AA'' by S&P.
Investing in corporate bonds rated below Aa by Moody's or AA by S&P may involve an added element of risk.

        In addition, the Income Fund currently intends its portfolio to have a duration of approximately four years.

CESSATION OF WAIVER OF MANAGEMENT FEE

        On March 13, 1995, BJB-NY began voluntarily waiving 0.50% of the 1.00% management fee to which it was otherwise entitled under its investment advisory agreement in connection with its management of the Equity Fund. The voluntary fee waiver was discontinued as of May 15, 1998. Because of the increase in the size of the Equity Fund, it is not expected that the Equity Fund's total fund operating expenses for the fiscal year ended October 31, 1998 will be materially higher than total fund operating expenses for the prior fiscal year due to the cessation of the fee waiver.

NEW DISTRIBUTION AGREEMENT

        Unified Management Corporation ("UMC") has been designated as the Funds' distributor. UMC's fees will be paid by Investors Bank and Trust Company ("Investors Bank") out of its administration fee. Investors Bank may also pay for other marketing costs out of its fees. On December 9, 1998, the Board voted to approve a new Distribution Agreement with UMC.

        UMC is a wholly-owned subsidiary of Unified Financial Services.
The principal executive offices of UMC are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806. UMC is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD.

PROCESSING ORGANIZATIONS

        Shares of the Equity Fund may be purchased through "Processing Organizations," for example the Charles Schwab Mutual Fund One Source Program, which is a financial institution that purchases shares for its customers.
The Equity Fund has authorized such Processing Organizations to accept purchase and sale orders on its behalf.